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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) July 21, 2003
                                                         -------------


                      Commission File Number 33-64325
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                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
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(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                           Page 1 of 5 pages.


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ITEM 4.   Changes in Registrant's Certifying Accountant.
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          (a)   Previous independent accountants

                (i) On July 21, 2003, after giving consideration to proposals for auditing services from selected national accounting firms, the Registrant replaced Ernst & Young LLP as the independent accountants of Reunion Industries, Inc.

                (ii) The reports of Ernst & Young LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle. The reports of Ernst & Young LLP on the financial statements for the past two fiscal years were modified as to uncertainty surrounding the Registrant's ability to continue as a going concern.

                (iii) In connection with its audits for the two most recent fiscal years and through July 21, 2003, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

                (iv) During the two most recent fiscal years and through July 21, 2003, there have been no reportable events (as defined in Regulation S-K
Item 304 (a)(1)(v)).

                (v) The Registrant provided Ernst & Young LLP with a copy of this Current Report on Form 8-K no later that the date this report was filed with the Securities and Exchange Commission and has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed herein as
Exhibit 16 to this Current Report on Form 8-K.

          (b)   New independent accountants

                Effective on July 21, 2003, the Registrant engaged Wiss & Company LLP as its new independent accountants. Prior to their appointment as independent accountants, Wiss & Company LLP had not been consulted by the Registrant on any matters.


ITEM 7.   Financial Statements, Proforma Financial Information and Exhibits.
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          (c)  Exhibits

               Exhibit No.     Description of Exhibit
               -----------     ----------------------

                   16          Letter from Ernst & Young LLP pursuant to
                               Item 304(a)(3) of Regulation S-K.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  July 22, 2003                          REUNION INDUSTRIES, INC.
       -------------                                (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer





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                                EXHIBIT INDEX

Exhibit No.     Description of Exhibit                                 Page
-----------     ----------------------                                 ----

    16          Letter from Ernst & Young LLP pursuant to                5
                Item 304(a)(3) of Regulation S-K.




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                                                             EXHIBIT 16


Ernst & Young LLP
2100 One PPG Place
Pittsburgh, PA  15222

July 21, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4(a) of Form 8-K, dated July 21, 2003, of Reunion Industries, Inc. and are in agreement with the statements in paragraphs
(a)(i), (a)(ii), (a)(iii), (a)(iv) and (a)(v) contained therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                    /s/ ERNST & YOUNG LLP















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